CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Amended Annual Report of ROHN Industries, Inc. (the "Company") on Form 10-K for the twelve months ended December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan R. Dix, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/  Alan R. Dix
                                                     ------------------------
                                                     Alan R. Dix
                                                     Chief Financial Officer
                                                     December 10, 2002